PLEDGE AND SECURITY AGREEMENT

            This Pledge and Security Agreement, dated as of September 1, 1994 (the "Agreement"), is made by and among Roller Bearing Company of America, Inc., a Delaware corporation (the "Company"), Heller Financial, Inc., a Delaware corporation ("Heller"), and Mark Twain Bank, St. Louis, Missouri, a Missouri banking corporation (the "Trustee"), as Trustee under two Trust Indentures, each dated as of September 1, 1994 (collectively, the "Indentures"), and each between the South Carolina Jobs-Economic Development Authority (the "Issuer") and the Trustee.

                                    RECITALS

            A. The Company and Heller have entered into a Letter of Credit Agreement, dated as of September 1, 1994 (the "Letter of Credit Agreement"), pursuant to which Heller has agreed to issue the Letter of Credit (as defined in the Letter of Credit Agreement) in favor of the Trustee for the account of the Company.

            B. It is a condition precedent under the Letter of Credit Agreement to the obligation of Heller to issue the Letter of Credit that the Company and the Trustee shall have executed and delivered this Agreement.

                                    AGREEMENT

            The Company and the Trustee each agree with Heller as follows:

            Section 1. Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Letter of Credit Agreement or, if not inconsistent with the Letter of Credit Agreement, the Indentures.

            Section 2. Pledge. The Company hereby pledges, assigns, transfers, hypothecates and delivers to Heller all of its right, title and interest in, and grants to Heller a first-priority Lien upon, (i) the Pledged Bonds as the same may from time to time be delivered to or held by the Trustee as collateral agent for Heller pursuant to Section 307(d) of the Indentures, and (ii) all proceeds of the Pledged Bonds (collectively, the "Collateral"), all as collateral security for the prompt and complete payment when due of all amounts payable by the Company to Heller, and the prompt and complete performance of all other obligations of the Company to Heller, whether now existing or hereafter arising, under or in respect of the Letter of Credit Agreement, the Letter of Credit, this Agreement and the Bond Documents (collectively, the "Liabilities"). The Company hereby agrees that the Trustee shall act as the agent and bailee of Heller for the purpose of perfecting the Lien of this Agreement and of holding the Collateral for the benefit of Heller pursuant to the Indentures.

            Section 3. Payments on Collateral. If, while this Agreement is in effect, the Company shall become entitled to receive or shall receive any interest or other payment in respect of the Collateral, the Company agrees to accept the same as Heller's agent, to hold the same in trust on behalf of Heller and to deliver the same forthwith to Heller. The Company instructs and authorizes the Trustee to hold and receive on Heller's behalf and to deliver forthwith to Heller any payment received by it in respect of the Collateral (including the proceeds of any remarketing of the Pledged Bonds). All such payments in respect of the Collateral that are paid to Heller shall be credited against the Liabilities as Heller may determine.

            Section 4. Release of Pledged Bonds. Heller agrees to release from the Lien of this Agreement Pledged Bonds if and only if Heller has given notice to the Trustee of the reinstatement of the Letter of Credit in an amount equal to the Original Purchase Price of the Pledged Bonds so released.

            Section 5. Representations and Warranties. The Company represents and warrants that: (a) on the date of delivery of the Pledged Bonds to or for the benefit of Heller, to the Company's knowledge, no other Person shall have any right, title or interest in and to the Pledged Bonds; (b) the Company has, and on the date of delivery to or for the benefit of Heller of any of the Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; and (c) the pledge, assignment and delivery of the Pledged Bonds pursuant to this Agreement will create a valid first Lien on, and a perfected first-priority security interest in, all right, title and interest of the Company in and to the Collateral, subject to no prior Lien on the Property or assets of the Company that would include the Pledged Bonds. The Company makes each of the representations and warranties in the Credit Agreement and the Bond Documents, to the extent material, to and for the benefit of Heller as if the same were set forth in full herein. Unless the Company shall have previously advised Heller in writing that one or more of the above statements is no longer true, the Company shall be deemed to have represented and warranted to Heller on the date of each Liquidity Drawing under the Letter of Credit that the statements contained herein are true and correct.

            Section 6. Rights of Heller. Heller shall not be liable for any failure to collect or realize upon all or any part of the Liabilities or any collateral security (including the Collateral) or guaranty for the Liabilities, or for any delay in so doing, and Heller shall be under no obligation to take any action whatsoever with regard to the Liabilities or any such collateral security or guaranty. If an Event of Default under the Letter of Credit Agreement has occurred and is continuing, Heller may, without notice, exercise all rights, privileges or options pertaining to any Pledged Bonds as if it were the absolute owner of such Pledged Bonds, upon such terms and conditions as it may determine, all without liability except to account for Property actually received by it, but Heller shall have no duty to exercise any of those rights, privileges or options, and shall not be responsible for any failure to do so or delay in so doing.

            Section 7. Remedies. In the event that any portion of the Liabilities has been declared due and payable, to the fullest extent permitted by applicable law Heller may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon the Company or any other Person (all and each of which demands, advertisements or notices are hereby expressly waived), in its sole discretion (a) exercise any or all of its rights and remedies under the Letter of Credit Agreement, the Letter of Credit, this Agreement, the Credit Documents, the Bond


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

Documents and any other instruments and agreements securing, evidencing or relating to the Liabilities or under applicable law (including all of the rights and remedies of a secured creditor under the Illinois Uniform Commercial Code or the commercial code of any other applicable jurisdiction), (b) forthwith collect, receive, appropriate and realize upon all or any part of the Collateral, (c) forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver all or any part of the Collateral in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Heller's offices or elsewhere, in a commercially reasonable manner (subject to the provisions of Section 9 hereof), upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Heller upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby expressly waived and released, or (d) take all or any combination of the foregoing actions. After deducting all reasonable costs and expenses of every kind incurred in taking any of the foregoing actions, or incidental to the care, safekeeping or otherwise of any and all of the Collateral, or in any way relating to the rights of Heller hereunder, including reasonable attorneys' fees and legal expenses, after payment of all of the Liabilities in such order as Heller may elect (the Company remaining liable for any deficiency remaining unpaid after such application) and after payment by Heller of any other amount required or permitted by any provision of law, Heller shall pay to the Company the surplus, if any, of any amounts realized by Heller under this Section 7. To the fullest extent permitted by applicable law, the Company agrees that Heller need not give more than 10 days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place, and that such notice is reasonable notification of such matters. To the fullest extent permitted by applicable law, no notification need be given to the Company if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. To the fullest extent permitted by applicable law, the Company further agrees to waive and agrees not to assert any rights or privileges that it may acquire under Section 9-112 of the Illinois Uniform Commercial Code (or the equivalent section of the Uniform Commercial Code of any other applicable jurisdiction), and the Company shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which Heller is entitled, including the fees and costs of any attorneys employed by Heller to collect such deficiency.

            Section 8. No Disposition. The Company agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, and that it will not create, incur or permit to exist any Lien with respect to all or any part of the Collateral, except for the Lien of this Agreement.

            Section 9. Sale of Collateral. (a) The Company recognizes that Heller may be unable to effect a public sale of any or all of the Pledged Bonds by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to distribution or resale in a manner that would violate Federal or state securities laws. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale,


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

and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Heller shall be under no obligation to delay a sale of any of the Pledged Bonds for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act of 1933 or under applicable state securities laws, even if the Issuer would agree to do so.

            (b) The Company further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of all or any part of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, rules, regulations, orders or decrees, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Heller for which Heller would have no adequate remedy at law in respect of such breach, and, as a consequence, agrees that each and every covenant contained in this Section 9 shall be specifically enforceable against the Company, and the Company waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Letter of Credit Agreement.

            Section 10. Further Assurances. The Company agrees that at any time and from time to time upon the written request of Heller, the Company will execute and deliver such further documents and do such further acts and things as Heller may reasonably request in order to effect the purposes of this Agreement.

            Section 11. Collateral Agency Agreement. (a) Heller hereby appoints the Trustee as agent and bailee for Heller on the terms and conditions of this
Section 11, and the Trustee hereby accepts such appointment and agrees with Heller to act as agent without compensation separate from that provided to the Trustee pursuant to the Indentures.

            (b) The duties of the Trustee as agent under this Agreement shall he as follows:

                  (i) the Trustee shall hold in trust for Heller all Pledged
            Bonds purchased by the Trustee with drawings under the Letter Credit pursuant to Section 301 or 302 of the Indentures, all proceeds thereof and all other amounts held by the Trustee and payable to Heller pursuant to the Indentures (collectively, the "Indenture Collateral"); and

                  (ii) upon the remarketing of Pledged Bonds, the Trustee shall deliver to Heller the proceeds of such remarketing and all other amounts received by the Trustee and payable to Heller pursuant to the Indentures.

            (c) The Trustee shall not pledge, hypothecate, transfer or release all or any part of the Collateral to any other Person or in any manner not in accordance with this Section 11 without the prior written consent of Heller.

            (d) The Trustee shall transfer the benefits or obligations of this Agreement or the Indentures only with the prior written consent of Heller and only if any such transferee shall


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

have agreed in writing to be bound by the terms and conditions of this Section 11 and the Indentures.

            (e) Neither the Trustee nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Section 11 (except for its or such Person's own negligence or willful misconduct). The Trustee undertakes to perform only such duties as are expressly set forth herein. The Trustee may rely, and shall be protected in acting or refraining from acting, upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party. The Trustee may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. Notwithstanding any provision to the contrary contained herein, the Trustee shall not be relieved of liability arising in connection with its own negligence or willful misconduct.

            Section 12. Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the respective party as set forth below, and may be personally served, telecopied or sent by overnight courier service or United States mail, and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago, Illinois time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by United States mail, four Business Days after deposit in the United States mail, with postage prepaid and properly addressed. Notices hereunder shall he effective when received and shall be addressed:

            Party                   Address
            -----                   -------

            Company:                Roller Bearing Company of America, Inc.
                                    140 Terry Drive
                                    Newtown, Pennsylvania 18940
                                    Attention:  Executive Vice President
                                    Telephone:  (215) 579-4300
                                    Telecopier: (215) 579-4318

            With a copy to:         Gibson, Dunn & Crutcher
                                    2029 Century Park east, Suite 4000
                                    Los Angeles, California 90067
                                    Attention:  Bruce D. Meyer, Esq.
                                    Telephone:  (310) 552-8686
                                    Telecopier: (310) 277-5827


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

            Heller:                 Heller Financial, Inc.
                                    500 West Monroe Street
                                    12th Floor
                                    Chicago, Illinois 60661
                                    Attention: Portfolio Manager, Portfolio
                                      Organization, Corporate Finance Group
                                    Telephone: (312) 441-7500
                                    Telecopier: (312) 441-7367

            With a copy to:         Heller Financial, Inc.
                                    500 West Monroe Street
                                    12th Floor
                                    Chicago, Illinois 60661
                                    Attention: Legal Department, Portfolio
                                      Organization, Corporate Finance Group
                                    Telephone: (312) 441-7500
                                    Telecopier: (312) 441-7367

            Trustee:                Mark Twain Bank
                                    8820 Ladue Road
                                    St. Louis, Missouri 63124
                                    Attention: Corporate Trust Division
                                    Telephone: (314) 889-0753
                                    Telecopier: (314) 889-0736

            Section 13. Amendments and Waiver. No amendment or waiver of any provision of this Agreement or consent to any departure by the Company or the Trustee from any such provision shall in any event be effective unless the same shall be in writing and signed by Heller. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            Section 14. No Waiver; Remedies. No failure on the part of Heller to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right, and no single or partial exercise of any right under this Agreement shall preclude any further exercise of such right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

            Section 15. Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

            Section 16. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois without giving application to the choice-of-law principles thereof.


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

            Section 17. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            Section 18. Counterparts. This Agreement may be signed in any number of counterpart copies, and all such copies shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       HELLER FINANCIAL, INC.



                                       By: /s/ Karen L. Finnerty
                                           -------------------------------------
                                           Assistant Vice President



                                       ROLLER BEARING COMPANY OF
                                         AMERICA, INC.



                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           CFO and Treasurer



                                       MARK TWAIN BANK,
                                         as Trustee

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Vice President


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